Related Party Transactions	3 Months Ended
Mar. 31, 2016
Asian Equity Exchange Group Co LTD [Member]
Related Party Transactions

NOTE 8 – RELATED PARTY TRANSACTIONS

The amount due from a director of $14,284 as of December 31, 2015 represents a loan to Mr. Liu Jun, the Chief Executive Officer and Chief Financial Officer of Asia Equity Exchange Group, Inc. (“AEEX”) (resigned on November 10, 2015 and re-appointed on January 31, 2016) and the Chairman of the Board of Directors of the subsidiaries of the Company. The amount is unsecured, interest free and has no fixed terms of repayment and was fully repaid during the period ended March 31, 2016 (unaudited).

During the period ended March 31, 2016 (unaudited), Mr. Liu Jun advanced the Company $195,399 for operating expenses. These advances have been formalized by non-interest bearing demand notes. As of March 31, 2016, the balance due to a director was $195,399.